SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) May 24, 2001


                     FORD CREDIT AUTO OWNER TRUST 2001-C
              (Ford Credit Auto Receivables Two LLC - Originator)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-54664              38-3574956
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

One American Road, Dearborn, Michigan                        48126
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       In connection with the issuance by Ford Credit Auto Owner Trust 2001-C (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated February 13, 2001 and the Prospectus Supplement dated May 16, 2001 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC ("FCARTLLC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                           EXHIBITS


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 4.1       Conformed copy of the Indenture     Filed with this Report.
                  dated as of May 1, 2001
                  between the Trust and The Chase
                  Manhattan Bank (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and   Filed with this Report.
                  Restated Trust Agreement dated as
                  of May 1, 2001 among FCARTLLC,
                  The Bank of New York, as owner
                  trustee, and The Bank of New York
                  (Delaware), as Delaware trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2 Opinion of R. P. Conrad, Assistant Filed with this Report. Secretary of Ford Motor Credit
                  Company ("Ford Credit") and
                  Counsel-Corporate, Financing
                  Operations of Ford Motor
                  Company ("Ford") relating to
                  certain Michigan tax matters.

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 23.1      Consent of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2 Consent of R. P. Conrad, Assistant Filed with this Report. Secretary of Ford Credit and
                  Counsel-Corporate, Financing
                  Operations of Ford (included
                  as part of Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and      Filed with this Report.
                  Servicing Agreement dated as of
                  May 1, 2001 among FCARTLLC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the               Filed with this Report.
                  Administration Agreement dated
                  as of May 1, 2001 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase      Filed with this Report.
                  Agreement dated as of May 1,
                  2001 between Ford Credit and
                  FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms          Filed with this Report.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        Ford Credit Auto Receivables Two LLC
                                                     (Registrant)


Date:  June 6, 2001                           By:/s/ E. E. Smith-Sulfaro
                                                 -----------------------
                                                 Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 4.1       Conformed copy of the Indenture
                  dated as of May 1, 2001 between
                  the Trust and the Indenture Trustee.

Exhibit 4.2       Conformed copy of the Amended and
                  Restated Trust Agreement dated as
                  of May 1, 2001 among FCARTLLC,
                  The Bank of New York, as owner
                  trustee, and The Bank of New York
                  (Delaware), as Delaware trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of R. P. Conrad, Assistant
                  Secretary of Ford Credit and
                  Counsel-Corporate, Financing
                  Operations of Ford relating to
                  certain Michigan tax matters.

DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 23.1      Consent of Skadden, Arps, Slate,
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2      Consent of R. P. Conrad, Assistant
                  Secretary of Ford Credit and
                  Counsel-Corporate, Financing
                  Operations of Ford (included
                  as part of Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and
                  Servicing Agreement dated as of
                  May 1, 2001 among FCARTLLC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the
                  Administration Agreement dated
                  as of May 1, 2001 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase
                  Agreement dated as of May 1,
                  2001 between Ford Credit and
                  FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms